UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07694

MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	December 31, 2010

Date of reporting period:	June 30, 2010

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Emerging Markets Debt Fund, Inc. (MSD)

Morgan Stanley

Investment Management Inc.

Investment Adviser

Semi-Annual Report

June 30, 2010

Morgan Stanley Emerging Markets Debt Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the six months ended June 30, 2010, the Morgan Stanley Emerging Markets Debt Fund, Inc. (the “Fund”) had total returns of 3.85%, based on net asset value, and 1.59% based on market value per share (including reinvestment of distributions), compared to its benchmark, the J.P. Morgan Emerging Markets Bond Global Index (the “Index”), which returned 5.37%. On June 30, 2010, the closing price of the Fund’s shares on the New York Stock Exchange was $9.94, representing a 12.0% discount to the Fund’s net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

·

The first quarter of 2010 was overall a good period for fixed income assets, which were supported by a positive macroeconomic backdrop of benign economic data and unchanged monetary policy in the G-3.  In addition, important policy decisions influenced global markets including the passage of U.S. health care reform, and sovereign risk related issues, especially around Greece and peripheral Europe.

·

Against this backdrop, emerging market (EM) debt strongly outperformed core markets in the first quarter.  Many investors expect this trend to continue given the more pronounced recovery and robust fundamentals in emerging economies.  Flows into EM bonds reached record levels, bolstered by the outperformance of EM economies, and by a search for higher-yielding assets.

·

However, financial markets remained choppy throughout the second quarter, as markets focused on the unfolding crisis in peripheral Europe and weaker-than-expected economic data, particularly in the U.S.  Worries over a “double dip” recession, banking sector struggles in the developed world, and tighter monetary policies in certain EM countries overshadowed the positive impact on asset prices of strong fundamentals in the U.S. and most of the EM world.

·

In emerging markets, central banks steeped up the movement toward the normalization of monetary policy.  China’s central bank announced a more flexible exchange rate policy.  Chile’s central bank surprised observers with a larger-than-expected 50 basis point increase in that country’s key policy rate.

·

EM hard currency debt, as measured by the J.P.  Morgan Emerging Markets Bond Global Index, returned 5.37% for the first half of the year.  As of June 30, 2010, external debt yields stood at 6.48%, with a spread of 358 basis points above U.S. Treasuries.

·

During the first half of the year, the Fund benefited from local sovereign yield curve positioning in Brazil and Mexico.  Yield curve posture in the external debt of Peru and Kazakhstan as well as an overweight to the Ukraine also aided returns.  Conversely, an overweight to the external debt of Venezuela and an underweight to Uruguay and the Philippines detracted from relative returns.  Additionally, local currency exposure to the Polish zloty, which was obtained through the use of currency forwards, contributed to underperformance given its depreciations versus the US dollar.

Morgan Stanley Emerging Markets Debt Fund, Inc.

Overview (unaudited)

Letter to Stockholders (cont’d)

Management Strategies

·

Since the beginning of the European sovereign crisis, emerging markets have proven resilient to a series of external and country-specific shocks.  However, we expect volatility to remain elevated.  Contagion has not materialized but sentiment is being hurt.  On the positive side, we believe policy announcements by the European Union and the European Central Bank are likely to remove downside risk in the short term, and that macroeconomic fundamentals in the EM world remain robust and are not under the same scrutiny as the developed world.  Looking ahead, we believe developments in Europe will likely continue to drive markets and further asset price co-movements cannot be ruled-out.  However, contagion risks through more fundamental channels (global capital and trade flows) remain less apparent at this point.

·

Our valuation models suggest that EM debt is near fair value.  We expect that some lower-beta credits will remain constrained by stretched valuations.  However, our models indicate that lower credit quality countries experiencing strong macroeconomic fundamentals warrant an overweighted position.  We also continue to see opportunities in select local currency markets.

Sincerely,

Randy Takian

President and Principal Executive Officer

July 2010

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2010 (unaudited)

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser’s expense. (The advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2009, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was better than its peer group average for the one-year period, and was equal to its peer group average for the three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that while the Fund’s management fee was higher than its peer group average, the total expense ratio was lower than its peer group average. After discussion, the Board concluded that (i) the Fund’s performance was acceptable, (ii) the Fund’s management fee, although higher than its peer group average, was acceptable given the quality and nature of services provided, and (iii) the Fund’s total expense ratio was competitive with its peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2010 (unaudited)

Investment Advisory Agreement Approval (cont’d)

to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser’s costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2010 (unaudited)

Portfolio of Investments

(Showing Percentage of Total Value of Investments)

		Face
		Amount	Value
		(000)	(000)
FIXED INCOME SECURITIES (93.1%)
Argentina (3.0%)
Sovereign (3.0%)
Republic of Argentina,
0.39%, 8/3/12 (a)		$25,353	$8,517
8.28%, 12/31/33 (b)		1,924	1,325
			9,842
Brazil (12.1%)
Sovereign (12.1%)
Banco Nacional de Desenvolvimento Economic e Social,
5.50%, 7/12/20 (c)		1,960	1,975
6.37%, 6/16/18 (c)		1,380	1,475
Brazil Notas do Tesouro Nacional, Series F,
10.00%, 1/1/17	BRL	15,685	7,419
Federative Republic of Brazil,
5.88%, 1/15/19 (b)(d)		$5,860	6,461
7.13%, 1/20/37 (b)		590	699
8.00%, 1/15/18		1,629	1,898
8.88%, 10/14/19 - 04/15/24		6,564	8,663
11.00%, 8/17/40 (d)		7,860	10,564
			39,154
Bulgaria (0.3%)
Sovereign (0.3%)
Republic of Bulgaria,
8.25%, 1/15/15 (c)		985	1,115

Colombia (3.5%)
Sovereign (3.5%)
Republic of Colombia,
7.38%, 3/18/19		5,900	6,933
11.75%, 2/25/20		3,015	4,492
			11,425
Croatia (0.4%)
Sovereign (0.4%)
Republic of Croatia,
6.75%, 11/5/19 (c)		1,160	1,216

Dominican Republic (0.4%)
Sovereign (0.4%)
Dominican Republic,
7.50%, 5/6/21 (c)		590	611
9.04%, 1/23/18		470	524
			1,135
Ecuador (0.6%)
Sovereign (0.6%)
Republic of Ecuador,
9.38%, 12/15/15		2,235	2,056

Georgia (0.3%)
Sovereign (0.3%)
Republic of Georgia,
7.50%, 4/15/13		820	838

Ghana (0.8%)
Sovereign (0.8%)
Republic of Ghana,
8.50%, 10/4/17 (c)		2,466	2,604

Indonesia (8.3%)
Corporate Bonds (0.4%)
Pindo Deli Finance Mauritius Ltd.,
Zero Coupon, 4/28/27 (a)(c)(e)		7,471	150
Tranche A, Zero Coupon 4/28/15 (a)(c)(e)		421	102
Tranche B, Zero Coupon 4/28/18 (a)(c)(e)		1,852	236
Tjiwi Kimia Finance Mauritius Ltd, 4/28/27 (a)(c)(e)		3,620	72
Tjiwi Kimia Finance Mauritius Ltd.,
Tranche A, Zero Coupon 4/28/15 (a)(e)		1,404	327
Tranche B, Zero Coupon 4/28/18 (a)(c)(e)		1,621	320
			1,207

6	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2010 (unaudited)

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

		Face
		Amount	Value
		(000)	(000)
Indonesia (cont’d)
Sovereign (7.8%)
Republic of Indonesia,
6.88%, 1/17/18		$3,380	$3,845
6.88%, 1/17/18 (c)		2,644	3,007
7.75%, 1/17/38		5,289	6,294
7.75%, 1/17/38 (c)		1,353	1,610
11.63%, 3/4/19 (d)		5,300	7,645
11.63%, 3/4/19 (c)		2,169	3,129
			25,530
			26,737
Ivory Coast (0.4%)
Sovereign (0.4%)
Ivory Coast,
2.50%, 12/31/32 (f)		1,943	1,117

Kazakhstan (3.7%)
Sovereign (3.7%)
Intergas Finance BV,
6.38%, 5/14/17		700	704
KazMunaiGaz Finance Sub BV,
7.00%, 5/5/20 (c)		1,851	1,867
9.13%, 07/2/18 (c)		8,130	9,376
			11,947
Lithuania (0.4%)
Sovereign (0.4%)
Republic of Lithuania,
6.75%, 1/15/15 (c)		1,200	1,264

Mexico (11.9%)
Sovereign (2.7%)
Pemex Project Funding Master Trust,
6.63%, 06/15/35 - 06/15/38 (b)		4,316	4,446
8.63%, 12/1/23		1,990	2,289
Petroleos Mexicanos,
8.00%, 5/3/19		1,750	2,091
			8,826
Sovereign (9.2%)
Mexican Bonos,
8.50%, 5/31/29	MXN	77,439	6,614
United Mexican States,
5.63%, 1/15/17 (d)		$5,419	5,975
5.95%, 3/19/19 (d)		6,282	7,004
6.05%, 1/11/40		1,760	1,866
6.75%, 9/27/34 (d)		7,014	8,119
			29,578
			38,404
Panama (2.2%)
Sovereign (2.2%)
Republic of Panama,
5.20%, 1/30/20 (b)		2,710	2,832
7.13%, 1/29/26 (b)		1,140	1,337
8.88%, 9/30/27		483	646
9.38%, 4/1/29		1,569	2,181
			6,996
Peru (4.8%)
Sovereign (4.8%)
Republic of Peru,
7.13%, 3/30/19		1,890	2,244
7.35%, 7/21/25		3,410	4,101
8.75%, 11/21/33 (b)		6,720	9,139
			15,484
Philippines (3.8%)
Sovereign (3.8%)
Republic of Philippines,
8.38%, 6/17/19		1,491	1,855
8.88%, 3/17/15		2,677	3,306
9.00%, 2/15/13		2,420	2,837
9.50%, 2/2/30		3,072	4,170
			12,168
Russia (11.4%)
Sovereign (11.4%)
RSHB Capital S.A. for OJSC Russian Agricultural Bank,
6.30%, 5/15/17 (c)		2,104	2,099
7.18%, 5/16/13 (c)		2,030	2,149
Russian Federation, 7.50%,
03/31/30 (c)(d)(f)		22,610	25,635
Russian Federation (Registered),
12.75%, 6/24/28		4,225	7,108
			36,991

The accompanying notes are an integral part of the financial statements.	7

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2010 (unaudited)

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

		Face
		Amount	Value
		(000)	(000)
Senegal (0.2%)
Sovereign (0.2%)
Republic of Senegal,
8.75%, 12/22/14		$540	$529

South Africa (4.2%)
Sovereign (4.2%)
Republic of South Africa,
5.50%, 3/9/20		540	561
7.25%, 1/15/20	ZAR	112,000	13,132
			13,693
Trinidad and Tobago (0.2%)
Sovereign (0.2%)
National Gas Co. of Trinidad & Tobago Ltd.,
6.05%, 1/15/36 (c)		$861	791

Turkey (9.5%)
Sovereign (9.5%)
Republic of Turkey,
6.75%, 5/30/40		2,000	2,015
6.88%, 3/17/36		1,174	1,218
7.50%, 07/14/17 - 11/7/19		7,226	8,313
10.50%, 1/15/20	TRY	16,008	10,666
11.50%, 1/23/12		$340	385
11.88%, 1/15/30		3,371	5,478
16.00%, 3/7/12	TRY	3,637	2,555
			30,630
Ukraine (3.0%)
Sovereign (3.0%)
Ukraine Government,
6.58%, 11/21/16		$4,349	4,072
6.75%, 11/14/17		4,580	4,260
7.65%, 6/11/13		1,196	1,211
			9,543
Uruguay (0.2%)
Sovereign (0.2%)
Republic of Uruguay,
8.00%, 11/18/22		589	713

Venezuela (7.5%)
Sovereign (7.5%)
Republic of Venezuela,
5.75%, 2/26/16		1,066	672
6.00%, 12/9/20		1,340	710
7.00%, 3/31/38		1,761	955
7.65%, 4/21/25		2,850	1,546
9.00%, 5/7/23		1,806	1,129
9.25%, 09/15/27 - 05/7/28 (d)		18,290	11,870
10.75%, 9/19/13 (d)		8,330	7,289
			24,171
TOTAL FIXED INCOME SECURITIES (Cost $285,745)			300,563

		No. of
		Warrants
WARRANTS (0.1%)
Nigeria (0.1%)
Central Bank of Nigeria, expires 11/15/20 (a)(e)		2,250	259

Venezuela (0.0%)
Republic of Venezuela, Oil-Linked Payment Obligation, expires 04/15/20 (a)(e)		6,450	139
TOTAL WARRANTS (Cost $—)			398

		Shares
SHORT-TERM INVESTMENTS (6.8%)
Securities held as Collateral on Loaned Securities (1.6%)
Investment Company (1.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (g)		4,386,510	4,387

8	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2010 (unaudited)

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

	Face
	Amount	Value
	(000)	(000)
Repurchase Agreement (0.3%)
Bank of America Securities, LLC, (0.05%, dated 06/30/10, due 07/01/10; proceeds $937,296; fully collateralized by a U.S. Government Agency security at the date of this Portfolio of Investments as follows: Government National Mortgage Association; 5.00% due 05/20/40; valued at $956,040)	$937	$937
TOTAL SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (Cost $5,324)		5,324

	Shares
Investment Company (5.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (g) (Cost $16,914)	16,913,542	16,914
		22,238
TOTAL INVESTMENTS (100.0%) (Cost $307,983)
Including $5,211 of Securities Loaned		323,199
LIABILITIES IN EXCESS OF OTHER ASSETS		(55,994)
NET ASSETS		$267,205

(a)                                  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2010.

(b)                                 All or a portion of security on loan at June 30, 2010.

(c)                                  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)                                 Denotes all or a portion of securities subject to repurchase under the Reverse Repurchase Agreements as of June 30, 2010.

(e)                                  Security has been deemed illiquid at June 30, 2010.

(f)                                    Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2010. Maturity date disclosed is the ultimate maturity date.

(g)                                 See Note F to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.

Foreign Currency Exchange Contracts Information:

The Fund had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
EUR	22,416	$27,415	7/30/10	USD	27,632	$27,632	$217
USD	6,958	6,958	7/20/10	IDR	63,180,900	6,949	(9)
USD	2,342	2,342	7/26/10	RUB	72,510	2,315	(27)
USD	12,158	12,158	7/30/10	PLN	41,010	12,066	(92)
		$48,873				$48,962	$89

BRL — Brazilian Real

EUR — Euro

IDR — Indonesian Rupiah

MXN — Mexican New Peso

PLN — Polish Zloty

RUB — Russian Ruble

TRY — Turkish Lira

USD — United States Dollar

ZAR — South African Rand

Futures Contracts:

The Fund had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Short:
U.S. Treasury 10 yr. Note	282	$34,558	Sep-10	$(637)

The accompanying notes are an integral part of the financial statements.	9

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2010 (unaudited)

Portfolio of Investments (cont’d)

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2010. (See Note A-7 to the financial statements for further information regarding fair value measurement.)

		Level 2
		Other	Level 3
	Level 1	significant	Significant
	Quoted	observable	unobservable
	prices	inputs	inputs	Total
Investment Type	(000)	(000)	(000)	(000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$1,207	$—	$1,207
Sovereign	—	299,356	—	299,356
Total Fixed Income Securities	—	300,563	—	300,563
Warrants	—	398	—	398
Foreign Currency Exchange Contracts	—	217	—	217
Short-Term Investments
Repurchase Agreement	—	937	—	937
Investment Company	21,301		—	21,301
Total Short-Term Investments	21,301	937	—	22,238
Total Assets	21,301	302,115	—	323,416
Liabilities:
Foreign Currency Exchange Contracts	—	128	—	128
Futures Contracts	637	—	—	637
Reverse Repurchase Agreements	—	54,761	—	54,761
Total Liabilities	637	54,889	—	55,526
Total	$20,664	$247,226	$—	$267,890

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the Levels as of the end of the period. As of June 30, 2010, the Fund did not have any significant investments transfer between valuation levels.

Portfolio Composition*

Percentage of
Classification	Total Investments
Sovereign	94.2%
Other**	0.5
Short-Term Investments	5.3
Total Investments	100.0%

*                 Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of June 30, 2010

**          Industries representing less than 5% of total investments.

10	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2010

Financial Statements

Statement of Assets and Liabilities

June 30, 2010
(unaudited)
(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $286,682)	$301,898
Investment in Security of Affiliated Issuer, at Value (Cost $21,301)	21,301
Total Investments in Securities, at Value (Cost $307,983)	323,199
Foreign Currency, at Value (Cost $782)	775
Cash	53
Interest Receivable	6,694
Due from Broker	387
Unrealized Appreciation on Foreign Currency Exchange Contracts	217
Receivable for Lehman Brothers Closed Reverse Repurchase Transactions	217
Receivable from Affiliate	— @
Other Assets	29
Total Assets	331,571
Liabilities:
Collateral on Securities Loaned, at Value	5,324
Reverse Repurchase Agreements	54,814
Dividends Declared	3,787
Payable for Investment Advisory Fees	219
Unrealized Depreciation on Foreign Currency Exchange Contracts	128
Payable for Professional Fees	51
Payable for Custodian Fees	19
Payable for Administration Fees	7
Payable for Transfer Agent Fees	3
Payable for Directors’ Fees and Expenses	2
Other Liabilities	12
Total Liabilities	64,366
Net Assets
Applicable to 23,669,536 Issued and Outstanding $.01 Par Value Shares (100,000,000 Shares Authorized)	$267,205
Net Asset Value Per Share	$11.29
Net Assets Consist of:
Common Stock	$237
Paid-in-Capital	259,891
Undistributed Net Investment Income	742
Accumulated Net Realized Loss	(7,832)
Unrealized Appreciation (Depreciation) on:
Investments	14,740
Foreign Currency Exchange Contracts and Translations	64
Futures Contracts	(637)
Net Assets	$267,205
(1) Including:
Securities on Loan, at Value:	5,211

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	11

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2010

Financial Statements (cont’d)

Statement of Operations

Six Months Ended
June 30, 2010
(unaudited)
(000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $4 Foreign Taxes Withheld)	$11,674
Dividends from Security of Affiliated Issuer	4
Total Investment Income	11,678
Expenses:
Investment Advisory Fees (Note B)	1,315
Administration Fees (Note D)	105
Professional Fees	49
Custodian Fees (Note F)	28
Stockholder Reporting Expenses	11
Stockholder Servicing Agent Fees	6
Directors’ Fees and Expenses	3
Recouped Merger Expenses	(20)
Other Expenses	5
Expenses Before Non Operating Expenses	1,502
Bank Overdraft Expense	— @
Interest Expense on Reverse Repurchase Agreements	113
Total Expenses	1,615
Waiver of Administration Fees (Note C)	(61)
Rebate from Morgan Stanley Affiliate (Note F)	(3)
Net Expenses	1,551
Net Investment Income	10,127
Realized Gain (Loss):
Investments Sold	2,282
Foreign Currency Exchange Contracts	(1,400)
Foreign Currency Transactions	486
Futures Contracts	(1,286)
Net Realized Gain	82
Change in Unrealized Appreciation (Depreciation):
Investments	1,048
Foreign Currency Exchange Contracts	29
Foreign Currency Translations	(38)
Futures Contracts	(1,346)
Net Change in Unrealized Appreciation (Depreciation)	(307)
Total Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(225)
Net Increase in Net Assets Resulting from Operations	$9,902

@ Amount is less than $500.

12	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2010

Financial Statements (cont’d)

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30, 2010	December 31,
	(unaudited)	2009
	(000)	(000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$10,127	$16,028
Net Realized Gain (Loss)	82	(2,432)
Net Change in Unrealized Appreciation/Depreciation	(307)	49,809
Net Increase in Net Assets Resulting from Operations	9,902	63,405
Distributions from and/or in Excess of:
Net Investment Income	(7,574)	(13,364)
Capital Share Transactions:
Repurchase of Shares (0 and 173,000 shares)	—	(1,298)
Issued due to Tax-Free Reorganization (2,726,220 and 0 shares)	30,428	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	30,428	(1,298)
Total Increase	32,756	48,743
Net Assets:
Beginning of Period	234,449	185,706
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $742 and $(1,811))	$267,205	$234,449

The accompanying notes are an integral part of the financial statements.	13

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2010

Financial Statements (cont’d)

Statement of Cash Flows

Six Months Ended
June 30, 2010
(unaudited)
(000)
Cash Flows From Operating Activities:
Proceeds from Sales and Maturities of Long-Term Investments	$114,930
Purchase of Long-Term Investments	(158,764)
Net (Increase) Decrease in Short-Term Investments	(12,261)
Net (Increase) Decrease in Foreign Currency Holdings	(105)
Net Realized Gain (Loss) for Foreign Currency Transactions	(914)
Net Realized Gain (Loss) on Futures Contracts	(1,286)
Net Investment Income	10,127
Adjustments to Reconcile Net Investment Income to Net Cash Provided (Used) by Operating Activities:
Net (Increase) Decrease in Receivables Related to Operations	(1,430)
Net (Increase) Decrease in Payables Related to Operations	89
Accretion/Amortization of Discounts and Premiums	231
Net Cash Provided (Used) by Operating Activities	(49,383)
Cash Flows From Financing Activities:
Cash Received for Reverse Repurchase Agreements	54,761
Cash Paid for Reverse Repurchase Agreements	(25,903)
Issued due to Tax-Free Reorganization	29,875
Cash Distribution Paid	(9,297)
Net Cash Provided (Used) for Financing Activities	49,436
Net Increase (Decrease) in Cash	53
Cash at Beginning of Period	—
Cash at End of Period	$53

Supplemental Disclosure of Cash Flow Information:
Interest Paid on Reverse Repurchase Agreements during the Period	$72

14	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2010

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended
	June 30, 2010		Year Ended December 31,
	(unaudited)		2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$11.19		$8.79		$11.27		$11.19		$10.80	$10.39
Net Investment Income†	0.44		0.76		0.65		0.69		0.67	0.91
Net Realized and Unrealized Gain (Loss) on Investments	(0.02)		2.27		(2.32)		0.03		0.49	0.44
Total from Investment Operations	0.42		3.03		(1.67)		0.72		1.16	1.35
Distributions from and/or in excess of:
Net Investment Income	(0.32)		(0.64)		(0.86)		(0.66)		(0.77)	(0.94)
Anti-Dilutive Effect of Share Repurchase Program	—		0.01		0.05		0.02		—	—
Net Asset Value, End of Period	$11.29		$11.19		$8.79		$11.27		$11.19	$10.80
Per Share Market Value, End of Period	$9.94		$10.08		$7.07		$9.70		$10.84	$10.88
TOTAL INVESTMENT RETURN:
Market Value	1.59	%#	52.55%		(18.74)%		(4.52)%		7.38%	23.98%
Net Asset Value(1)	3.85	%#	36.18%		(12.95)%		7.46%		11.66%	13.83%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$267,205		$234,449		$185,706		$245,831		$246,684	$238,091
Ratio of Expenses to Average Net Assets(2)	1.18	%+*	1.21	%+	1.23	%+	1.29	%+	1.34%	1.36%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.09	%+*	1.13	+	1.15	+	1.10	+	1.16	1.16
Ratio of Net Investment Income to Average Net Assets(2)	7.72	%+*	7.54	%+	6.19	%+	6.11	%+	6.12%	8.58%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00	%§	0.00	%§	0.00	%§	N/A	N/A
Portfolio Turnover Rate	40	%#	83%		64%		56%		44%	50%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived:
Ratio of Expenses to Average Net Assets	1.23	%+*	1.26	%+	1.28	%+	1.34	%+	1.38%	1.41%
Ratio of Net Investment Income to Average Net Assets	7.67	%+*	7.49	%+	6.14	%+	6.06	%+	6.08%	8.53%

(1)   Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†      Per share amount is based on average shares outstanding.

+      The Ratios Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§      Amount is less than 0.005%.

#      Not Annualized.

*      Annualized.

The accompanying notes are an integral part of the financial statements.	15

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements

Morgan Stanley Emerging Markets Debt Fund, Inc. (the “Fund”) was incorporated in Maryland on May 6, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in debt securities of government and government-related issuers located in emerging countries, of entities organized to restructure outstanding debt of such issuers and debt securities of corporate issuers in or organized under the laws of emerging countries. To the extent that the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to debt securities of government and government-related issuers located in emerging market countries and of entities organized to restructure outstanding debt of such issuers, such investments will be counted for purposes of the Fund’s policy in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

On February 1, 2010, the Emerging Markets Debt Fund acquired the net assets of Morgan Stanley Global Opportunity Bond Fund, Inc. (“MGB”), a closed-end investment company, pursuant to a plan of reorganization approved by the Global Opportuntity Bond Fund, Inc. shareholders on November 18, 2009. The purpose of the transaction was to combine two funds managed by Morgan Stanley Investment Management Inc. with comparable investment ojectives and strategies. The acquisition was accomplished by a tax-free exchange of 2,726,220 shares of the Emerging Markets Debt Fund, Inc. shares, valued at approximately $30,428,000 including $554,000 in unrealized appreciation, for 4,085,596 shares of the Global Opportunity Bond Fund, Inc. at February 1, 2010. The investment portfolio of Global Opportunity Bond Fund, Inc., with a fair value of approximately $26,196,000 and identified cost of approximately $25,642,000 on February 1, 2010, was the principal asset acquired by the Emerging Markets Debt Fund, Inc. For financial reporting purposes, assets received and shares issued by the Emerging Markets Debt Fund, Inc. were recorded at fair value; however, the cost basis of the investments received from Global Opportunity Bond Fund, Inc. was carried forward to align ongoing reporting of the Emerging Markets Debt Fund, Inc. realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the net assets of the Emerging Market Debt Fund, Inc. were approximately $233,825,000. Immediately after the merger, the net assets of the Emerging Markets Debt Fund, Inc. were approximately $264,250,000. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Global Opportunity Bond Fund, Inc. that have been included in Emerging Market Debt Fund, Inc. Statement of Operations since June 30, 2010.

A.    Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

security characteristics as well as any developments related to the specific securities. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the “Directors”) determine such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.              Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund’s liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Portfolio of Investments.

At June 30, 2010, the Fund had a reverse repurchase agreement outstanding with UBS as follows:

Maturity in
Less Than
365 Days
Value of Securities Subject to Repurchase	$61,253,000
Liability Under Reverse Repurchase Agreement	$54,814,000
Weighted Average Days to Maturity	165

The weighted average weekly balance of reverse repurchase agreements outstanding during the six months ended June 30, 2010 was approximately $35,892,000 at a weighted average weekly interest rate of 0.67%.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

3.              Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

· investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

· investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s managed assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Such investments may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

4.              Derivatives: The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Futures: In respect to futures, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected as part of “Due from (to) Broker” on the Statement of Assets and Liabilities. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Options: In respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If a Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such as a security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Fund. The Fund may purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of “Total Investments” on the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If a Fund sells an option, it sells to another party the right to buy from or sell

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Fund. The Fund may write call and put options on stock indexes, futures, securities or currencies it owns or in which it may invest. Writing put options tend to increase the Fund’s exposure to the underlying instrument. Writing a call options tend to decrease the Fund’s exposure to the underlying instruments. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Any liability recorded is subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps: In respect to swaps, the Fund is subject to equity risk, interest rate risk and credit risk in the normal course of pursuing its investment objectives. A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. In a zero-coupon interest rate swap, payment only occurs at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of floating rate investments been rolled over through the life of the swap. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with “Due from (to) Broker” on the Statement of Assets and Liabilities. Cash collateral has been offset against open swap agreements under the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”) “Balance Sheet” (ASC 210) (formerly known as FIN 39). Offsetting of

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

Amounts Related to Certain Contracts an interpretation of ASC 210-20 (formerly known as APB No. 10 and SFAS 105) and are included within “Swap Agreements, at Value” on the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain (loss) on swap agreements on the Statement of Operations.

The Fund adopted the provisions of the FASB ASC 815-10, “Derivatives and Hedging” (“ASC 815-10”) and ASC 460-10, “Guarantees” (“ASC 460-10”). ASC 815-10 and ASC 460-10 requires the seller of credit derivatives to provide additional disclosure about its credit derivatives. The Fund’s use of swaps may include those based on the credit of an underlying security and commonly referred to as credit default swaps. Where the Fund is the buyer of a credit default swap agreement, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the agreement only in the event of a default by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the agreement and received no benefit from the agreement. When the Fund is the seller of a credit default swap agreement, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities.

Structured Investments: The Fund also may invest a portion of its assets in structured notes and other types of structured investments. A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Foreign Currency Forward Contracts: In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Over-the-Counter Trading: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of non-performance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and ask prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

The Fund adopted the provisions of FASB ASC 815, “Derivatives and Hedging: Overall” (“ASC 815”). ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of June 30, 2010.

		Foreign
	Statement	Currency
	of Assets	Exchange	Futures
Primary Risk	and	Contracts	Contracts
Exposure	Liabilities	(000)	(000)(a)
Assets:
Foreign Currency Contracts Risk	Receivables	$217	$—
Liabilities:
Foreign Currency Contracts Risk	Payables	$128	$—
Interest Rate Risk	Payables	—	637
Total Payables		$128	$637

(a)This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

Portfolio of Investments. The Statements of Assets and Liabilities only reflect the current day variation margin, receivable/payable to brokers.

The following tables set forth by primary risk exposure the Fund’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2010 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk	Derivative	Value
Exposure	Type	(000)
Foreign Currency	Foreign Currency
Contracts Risk	Exchange Contracts	$(1,400)
Interest Rate Risk	Futures Contracts	(1,286)
Total		$(2,686)

Change in Unrealized Appreciation (Depreciation)
Primary Risk	Derivative	Value
Exposure	Type	(000)
Foreign Currency	Foreign Currency
Contracts Risk	Exchange Contracts	$29
Interest Rate Risk	Futures Contracts	(1,346)
Total		$(1,317)

All open derivative positions at period end, if any, are reflected on the Fund’s Portfolio of Investments and the volume of these open positions relative to the net assets of the Fund is generally representative of open positions throughout the reporting period.

5.              Security Lending: The Portfolio may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements backed by U.S. Treasury and Agency Securities. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolio’s Statement of Operations in affiliated dividend income and interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of the loaned securities was approximately $5,211,000 and related collateral outstanding at June 30, 2010 was approximately $5,324,000. For the six months ended June 30, 2010, the Portfolio had income from securities lending (after rebates to borrowers and allocation to the securities lending agent) of approximately $0.

6.              Micro-Finance Loans: A portion of the Fund’s investments may include investments in microfinance loans. Microfinance loans are typically very small loans (microcredit) made for providing the means for people who are not served by traditional banking systems to expand their businesses or finance their families’ basic needs by providing access to affordable credit. Microfinance loans carry many of the same risks associated with investing in emerging markets countries, but because some of the microfinance loans may be used to fund crop growing and livestock, microfinance loans may also be subject to climate and geography risk. In addition, most micro-clients have

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

low incomes and little or no previous credit history. As a result, there is no assurance that micro-clients will be able to repay the microfinance loans.

7.              Fair Value Measurement: In accordance with FASB ASC 820 “Fair Value Measurements and Disclosure” (“ASC 820”) (formerly known as SFAS 157), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

·                  Level 1 — quoted prices in active markets for identical securities

·                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. )

·                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which are required for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

8.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.    Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”) provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

payable monthly at an annual rate of 1.00% of the Fund’s average weekly net assets.

C.    Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average weekly net assets. MS Investment Management has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee (prior to November 1, 2004) of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the six months ended June 30, 2010, approximately $61,000 of administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the administration agreement, except pricing services and extraordinary expenses, are covered under the administration fee. Prior to May 24, 2010, JPMorgan Investor Services Co. (“JPMIS”) provided certain administrative services to the Fund. For such services, the Administrator paid JPMIS a portion of the fee the Administrator received from the Fund.

D.    Custodian Fees: State Street Bank and Trust Company (the “Custodian”) and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Prior to May 24, 2010, JPMorgan Chase Bank, N.A. served as custodian for the Fund in accordance with the custodian agreement.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. If applicable, these custodian credits are shown as “Expense Offset” in the Statement of Operations.

E.     Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Distributions to stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

FASB ASC 740-10 “Income Taxes — Overall” (formerly known as FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2009, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

The tax character of distributions paid during fiscal 2009 and 2008 was as follows:

2009 Distributions		2008 Distributions
Paid From:		Paid From:
	Long-Term		Long-Term
Ordinary	Capital	Ordinary	Capital
Income	Gain	Income	Gain
(000)	(000)	(000)	(000)
$13,364	$—	$18,360	$—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions paydown adjustments expiring capital losses basis adjustments for securities sold, swap income adjustments resulted in the following reclassifications among the components of net assets at December 31, 2009:

Increase (Decrease)
Undistributed
(Distributions in
Excess of)	Accumulated
Net Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$(3,455)	$5,855	$(2,400)

At December 31, 2009 the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary	Undistributed
Income	Long-Term Capital Gain
(000)	(000)
$110	$—

At June 30, 2010, the U.S. Federal income tax cost basis of investments was approximately $307,983,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $15,216,000 of which $24,678,000 related to appreciated securities and $9,462,000 related to depreciated securities.

At December 31, 2009, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $5,202,000 to offset against future capital gains which will expire on December 31, 2016.

During the year ended December 31, 2009, the Fund had utilized and expired capital loss carryforward for U.S. Federal income tax purposes of approximately $1,058,000 and $2,400,000, respectively.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

F.     Security Transactions and Transactions with Affiliates:

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds Money Market Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

the Liquidity Funds. For the six months ended June 30, 2010, advisory fees paid were reduced by approximately $3,000 relating to the Fund’s investment in the Liquidity Funds.

A summary of the Fund’s transactions in shares of the Liquidity Funds during the six months ended June 30, 2010 is as follows:

Market				Market
Value				Value
December 31,	Purchases	Sales	Dividend	June 30,
2009	at Cost	Proceeds	Income	2010
(000)	(000)	(000)	(000)	(000)
$3,491	$94,906	$77,096	$4	$21,301

During the six months ended June 30, 2010, the Fund made purchases and sales totaling approximately $157,412,000 and $115,751,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

These investments may be traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the Statement of Assets and Liabilities and the differences could be material.

During the six months ended June 30, 2010, the Fund incurred no brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

G.    Other: On June 19, 2007, the Directors approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of the purchase. During the six months ended June 30, 2010, the Fund did not repurchase any of its shares. Since the inception of the program, the Fund has repurchased 1,103,366 of its shares at an average discount of 15.74% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

On June 18, 2010 the Officers of the Fund, pursuant to authority granted by the Directors, declared a distribution of $0.16 per share, derived from net investment income, payable on July 15, 2010, to stockholders of record on June 30, 2010.

H.    Supplemental Proxy Information: On June 16, 2010, an annual meeting of the Fund’s stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

Director	For	Withheld
Frank L. Bowman	20,089,471	1,495,377
James F. Higgins	20,062,070	1,522,778
Manuel H. Johnson	20,000,156	1,584,692

I.      Subsequent Events: In accordance with the provisions set forth in FASB ASC 855 “Subsequent Events” (formerly known as SFAS 165), management has evaluated the possibility of subsequent events existing in the Fund’s financial statements.

J.     Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

For More Information About Portfolio Holdings (unaudited)

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund’s monthly or calendar-quarter website postings, by calling toll free 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC’s web site at www.sec.gov.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2010 (unaudited)

Portfolio Management

The Fund is managed within the Emerging Markets Debt team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Eric J. Baurmeister, and Federico L. Kaune, each a Managing Director of the Adviser.

Mr. Baurmeister has been associated with the Adviser in an investment management capacity since 1997 and began managing the Fund in July 2002. Mr. Kaune has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund in August 2002.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2010 (unaudited)

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, quarterly, in any amount from $100 to $3000, for investment in Fund shares.

Dividend and capital gain distributions (Distribution) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Emerging Markets Debt Fund, Inc.

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island 02940-3078

1(800) 231-2608

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2010 (unaudited)

U.S. Privacy Policy

An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of certain Morgan Stanley closed-end funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

·                  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

·                  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

·                  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

·                  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2010 (unaudited)

U.S. Privacy Policy (cont’d)

·                  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you.  Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2010 (unaudited)

U.S. Privacy Policy (cont’d)

4. How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

·                  Calling us at (800) 231-2608

Monday— Friday between 9a.m. and 6p.m. (EST)

·      Writing to us at the following address:

Morgan Stanley Closed-End Privacy Department

Harborside Financial Center, Plaza Two, 3rd Floor

Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2010 (unaudited)

U.S. Privacy Policy (cont’d)

joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Closed-End Privacy Department

Harborside Financial Center, Plaza Two, 3rd Floor

Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

(This page has been left blank intentionally.)

Morgan Stanley Emerging Markets Debt Fund, Inc.

Directors
Michael E. Nugent	Stefanie V. Chang Yu
Vice President
Frank L. Bowman
Francis J. Smith
Michael Bozic	Treasurer and Principal Financial Officer

Kathleen A. Dennis	Mary Ann Picciotto
Chief Compliance Officer
James F. Higgins
Mary E. Mullin
Dr. Manuel H. Johnson	Secretary

Joseph J. Kearns

Michael F. Klein

W. Allen Reed

Fergus Reid

Officers
Michael E. Nugent
Chairman of the Board and Director

Randy Takian
President and Principal Executive Officer

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

State Street Bank and Trust Co.

One Lincoln Street

Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call toll free 1(800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2010 Morgan Stanley

CEMSDSAN

IU10-03053P-Y06/10

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total			N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
August 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Ronald E. Robison
Principal Executive Officer
August 17, 2010

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 17, 2010